                                                                    Exhibit 99.1

                              LETTER OF TRANSMITTAL
                             TO TENDER FOR EXCHANGE
                    9 1/4% SENIOR SUBORDINATED NOTES DUE 2009

                                       OF

                           BLOCK COMMUNICATIONS, INC.

              PURSUANT TO THE PROSPECTUS DATED _____________, 2002



--------------------------------------------------------------------------------
  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _______, 2002, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM
TIME TO TIME, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR
                            TO THE EXPIRATION DATE.
--------------------------------------------------------------------------------


                             THE EXCHANGE AGENT IS:
                        WELLS FARGO BANK MINNESOTA, N.A.

BY REGISTERED OR CERTIFIED MAIL:           BY HAND DELIVERY:

Wells Fargo Bank Minnesota, N.A.           Wells Fargo Bank Minnesota, N.A.
213 Court Street, Suite 703                213 Court Street, Suite 703
Middletown, Connecticut 06457              Middletown, Connecticut 06457
Attention:  Corporate Trust Services       Attention:  Corporate Trust Services
Telephone:  (860) 704-6216                 Telephone:  (860) 704-6216
Facsimile:  (860) 704-6219                 Facsimile:  (860) 704-6219

BY OVERNIGHT DELIVERY:                        BY FACSIMILE:

Wells Fargo Bank Minnesota, N.A.           (860) 704-6219
213 Court Street, Suite 703                Attn: Corporate Trust Services
Middletown, Connecticut  06457             CONFIRM BY TELEPHONE:
Attention:  Corporate Trust Services       (860) 704-6216
Telephone:  (860) 704-6216
Facsimile:  (860) 704-6219

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      The undersigned acknowledges receipt of the Prospectus dated            ,
2002 (the "Prospectus"), of Block Communications, Inc., an Ohio corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Exchange Offer") to exchange up to $175,000,000 principal amount of its 9 1/4% Senior Subordinated Notes due 2009, which are registered under the Securities Act of 1933 (the "Exchange Notes") for any and all of its unregistered outstanding 9 1/4% Senior Subordinated Notes due 2009 (the "Old Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

      The undersigned hereby tenders the Old Notes described in the box entitled "Description of Old Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered holder of all the Old Notes, a beneficial owner which has a properly completed bond power from the registered holder, or a Depository Trust Company ("DTC") participant listed on the DTC securities position listing with respect to the old notes (the "Holder") and the undersigned represents that it has received from each beneficial owner of Old Notes (the "Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

      PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

      This Letter of Transmittal is to be used by a Holder if (i) certificates representing Old Notes are to be forwarded herewith or (ii) a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures."

      Holders that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP, for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an agent's message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of this Letter of Transmittal (an "Agent's Message") to the Exchange Agent for its acceptance. Transmission of an Agent's Message will constitute an acknowledgement from the tendering DTC participant that the representations contained in this Letter of Transmittal are true and correct. Transmission of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

      Any Beneficial Owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such Holder promptly and instruct such Holder to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such Beneficial Owner's name or obtain a properly completed bond power from the Holder. The transfer of record ownership may take considerable time.

      In order to properly complete this Letter of Transmittal, a Holder must
(i) complete the box entitled "Description of Old Notes," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here To Tender Your Old Notes" and (iv) complete the Substitute Form W-9. Each Holder should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

      Holders of Old Notes who desire to tender their Old Notes for exchange and
(i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date, must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

      Holders of Old Notes who wish to tender their Old Notes for exchange must complete columns (1) through (3) in the box below entitled "Description of Old Notes," and sign the box below entitled "Sign Here To Tender Your Old Notes." If only those columns are completed, such Holder will have tendered for exchange all Old Notes listed in column (3) below. If the Holder wishes to tender for exchange less than all of such Old Notes, column (4) must be completed in full. In such case, such Holder should refer to Instruction 5.

      The Exchange Offer may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offer, all Old Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to the Exchange Offer.

      The undersigned hereby tenders for exchange the Old Notes described in the box entitled "Description of Old Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

_______________________________________________________________________________

                            DESCRIPTION OF OLD NOTES

________________________________________________________________________________

                   (1)                               (2)                         (3)                            (4)
  NAME(S) AND ADDRESS(ES) OF REGISTERED     CERTIFICATE NUMBER(S)    AGGREGATE PRINCIPAL AMOUNT      PRINCIPAL AMOUNT TENDERED
   HOLDER(S) (PLEASE FILL IN, IF BLANK)                             REPRESENTED BY CERTIFICATE(S)      FOR EXCHANGE (A) (B)

                                            _____________________   ____________________________     __________________________

                                            _____________________   ____________________________     __________________________

                                            _____________________   ____________________________     __________________________

                                            _____________________   ____________________________     __________________________

                                            _____________________   ____________________________     __________________________

                                            _____________________   ____________________________     __________________________

                                            _____________________   ____________________________     __________________________

                                            TOTAL PRINCIPAL AMOUNT TENDERED:___________________________________________________


         (A) Unless indicated in this column, any tendering Holder will be deemed to have tendered the entire aggregate principal amount represented by the Old Notes indicated in the column labeled "Aggregate Principal Amount Represented by Certificate(s)." See Instruction 5.

         (B) The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be in integral multiples of $1,000.

  /   /  CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

  /  /   CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED THROUGH DTC TO
         THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:________________________________________


         DTC Book-Entry Account:_______________________________________________


         Transaction Code No.:__________________________________________________


  /  /   CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A
         NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

         Name(s) of Registered Holder(s):______________________________________


         Date of Execution of Notice of Guaranteed Delivery:____________________


         Window Ticket Number (if any):________________________________________

         Name of Tendering Institution that Guaranteed Delivery:_______________


         Transaction Code No.:_________________________________________________


  /  /   CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
         COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:_________________________________________________________________


         Address:______________________________________________________________


      Only Holders are entitled to tender their Old Notes for exchange in the Exchange Offer. Any financial institution that is a participant in DTC's system and whose name appears on a security position listing as the record owner of the Old Notes and who wishes to make book-entry delivery of Old Notes as described above must complete and execute a participant's letter (which will be distributed to participants by DTC) instructing DTC's nominee to tender such Old Notes for exchange. Persons who are Beneficial Owners of Old Notes but are not Holders and who seek to tender Old Notes should (i) contact the Holder and instruct such Holder to tender on his or her behalf, (ii) obtain and include with this Letter of Transmittal, Old Notes properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, with signatures on the endorsement or bond power guaranteed by a firm that is an eligible guarantor institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, including a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trading company having an office in the United States or certain other eligible guarantors (each, an "Eligible Institution"), or (iii) effect a record transfer of such Old Notes from the Holder to such Beneficial Owner and comply with the requirements applicable to Holders for tendering Old Notes prior to the Expiration Date. See the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering Old Notes."

                       SIGNATURES MUST BE PROVIDED BELOW.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                          SPECIAL ISSUANCE INSTRUCTIONS

                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

      To be completed ONLY (i) if the Exchange Notes issued in exchange for the Old Notes, certificates for Old Notes in a principal amount not exchanged for Exchange Notes, or Old Notes (if any) not tendered for exchange, are to be issued in the name of someone other than the undersigned or (ii) if Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC.

Issue to:

Name:__________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Address:_______________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
                               (INCLUDE ZIP CODE)

_______________________________________________________________________________
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

      Credit Old Notes not exchanged and delivered by book-entry transfer to DTC account set forth below:

_______________________________________________________________________________
                                (ACCOUNT NUMBER)

_______________________________________________________________________________

                          SPECIAL DELIVERY INSTRUCTIONS

                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

      To be completed ONLY if the Exchange Notes issued in exchange for Old Notes, certificates for Old Notes in a principal amount not exchanged for Exchange Notes, or Old Notes (if any) not tendered for exchange, are to be mailed or delivered (i) to someone other than the undersigned or (ii) to the undersigned at an address other than the address shown below the undersigned's signature.

Mail or deliver to:
Name:__________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

_______________________________________________________________________________


_______________________________________________________________________________

Address:_______________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
                               (INCLUDE ZIP CODE)

_______________________________________________________________________________
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the Old Notes indicated above. Subject to, and effective upon, acceptance for exchange of the Old Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Company, all right, title and interest in, to and under all of the Old Notes tendered for exchange hereby, and hereby will have appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such Holder with respect to such Old Notes, with full power of substitution to (i) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Old Notes for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

      The undersigned hereby represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes; and that when such Old Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned further warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered for exchange hereby. The undersigned further agrees that acceptance of any and all validly tendered Old Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement.

      By tendering, the undersigned hereby further represents to the Company that (i) the Exchange Notes to be acquired by the undersigned and any Beneficial Owner(s) of the Old Notes tendered hereby in connection with the Exchange Offer will be acquired by the undersigned and such Beneficial Owner(s) in the ordinary course of their respective businesses, (ii) the undersigned and any such Beneficial Owner is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes, (iii) neither the undersigned nor any such Beneficial Owner has an arrangement or understanding with any person to participate in the distribution of Exchange Notes issued in the Exchange Offer, and (iv) neither the undersigned nor any such Beneficial Owner is an "affiliate," as defined under Rule 405 under the Securities Act, of the Company.

      If the undersigned or any such Beneficial Owner is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of Section 10 of the Securities Act in connection with any resale of such Exchange Notes. A broker-dealer may not participate in the Exchange offer with respect to the Old Notes acquired other than as a result of market-making activities or other trading activities.

      By its acceptance of the exchange offer, any broker-dealer that receives Exchange Notes pursuant to the Exchange Offer agrees to notify us in writing before using the Prospectus in connection with the resale or transfer of Exchange Notes. The broker-dealer further acknowledges and agrees that, upon receipt of notice from us of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus to make the statements in the Prospectus not misleading or which may impose upon us disclosure obligations that may have a material adverse effect on us, which notice we agree to deliver promptly to the broker-dealer, the broker-dealer will suspend use of the Prospectus until we have notified the undersigned that delivery of the Prospectus may resume and have furnished to the broker-dealer copies of any amendment or supplement to the Prospectus. We have agreed in the registration rights agreement that for a period of 180 days after the effective date of the registration statement of which the Prospectus is a part we will make the Prospectus, as amended or supplemented, available to any broker-dealer who requests it in writing for use in connection with any such resale.

      For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes, if, as and when the Company gives oral or written notice thereof to the

Exchange Agent. Tenders of Old Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer -- Withdrawal of Tenders" in the Prospectus. Any Old Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above (unless otherwise indicated in the box above entitled "Special Delivery Instructions") as promptly as practicable after the Expiration Date.

      The undersigned acknowledges that the Company's acceptance of Old Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

      Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Old Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Old Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the Holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Note(s).

      EXCEPT FOR HOLDERS TENDERING OLD NOTES THROUGH ATOP, IN ORDER TO VALIDLY TENDER OLD NOTES FOR EXCHANGE, HOLDERS MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL.

      All authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Old Notes is irrevocable.

_______________________________________________________________________________

                       SIGN HERE TO TENDER YOUR OLD NOTES

X______________________________________________________________________________

X______________________________________________________________________________
                            SIGNATURE(S) OF OWNER(S)

Dated:__________________________, 2002


      Must be signed by the Holder(s) exactly as name(s) appear(s) on certificate(s) representing the Old Notes or on a security position listing or by person(s) authorized to become registered Old Note Holder(s) by certificates and documents transmitted herewith.

Name(s)________________________________________________________________________


_______________________________________________________________________________
                             (PLEASE TYPE OR PRINT)


If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6.)

Capacity (full title):_________________________________________________________

_______________________________________________________________________________


Address:_______________________________________________________________________


______________________________________________________________________________
                               (INCLUDE ZIP CODE)

Principal place of business (if different from address listed above):

_______________________________________________________________________________



Area Code and Telephone No.:  (      ): _______________________________________

Tax Identification or Social Security Nos.: ___________________________________


     IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN THIS LETTER OF
                                  TRANSMITTAL.

                           GUARANTEE OF SIGNATURE(S)

         (SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

Authorized Signature:_________________________________________________________

Name and Title:_______________________________________________________________

______________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Name of Firm:_________________________________________________________________

Address:______________________________________________________________________

Area Code and Telephone No.:__________________________________________________

Dated:________________________________________________________________________


______________________________________________________________________________

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

      1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is (1) a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., (2) a commercial bank or trust company having an office or correspondent in the United States, or (3) an Eligible Institution that is a member of one of the following recognized Signature Guarantee Programs:

      (a) The Securities Transfer Agents Medallion Program (STAMP);

      (b) The New York Stock Exchange Medallion Signature Program (MSP); or

      (c) The Stock Exchange Medallion Program (SEMP).

      Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the Holder(s) of the Old Notes tendered herewith and such Holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Old Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures must be guaranteed by an Eligible Institution.

      2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by Holders if certificates representing Old Notes are to be forwarded herewith. All physically delivered Old Notes, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other required documents, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date or the tendering holder must comply with the guaranteed delivery procedures set forth in the Prospectus. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

      The method of delivery of Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder. Except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service, properly insured. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. Neither this Letter of Transmittal nor any Old Notes should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the above transactions for such Holders.

      Holders of Old Notes who elect to tender Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver the Old Notes, this Letter of Transmittal or other required documents to the Exchange Agent prior the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Holders may have such tender effected if:

      (a)  such tender is made through an Eligible Institution;

      (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, setting forth the name and address of the Holder, the certificate number(s) (if applicable) of such Old Notes and the principal amount of Old Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing such Old Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and

      (c) a properly executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) for all tendered Old Notes in proper form for transfer or a Book-Entry Confirmation, together with any other documents required by this Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

      No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive notice of the acceptance of their Old Notes for exchange.

      3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Old Notes" above is inadequate, the certificate numbers and principal amounts of the Old Notes being tendered should be listed on a separate signed schedule affixed hereto.

      4. WITHDRAWALS. A tender of Old Notes may be withdrawn at any time prior to the Expiration Date by delivery of written notice of withdrawal (or facsimile thereof) to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal or, if Old Notes have been tendered through ATOP, by following the ATOP withdrawal procedures. To be effective, a notice of withdrawal of Old Notes must (i) specify the name of the person who tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number(s) and aggregate principal amount of such Old Notes), and (iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees). All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in its sole discretion, which determination shall be final and binding on all parties. Any Old Notes so withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer, and no Exchange Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering Old Notes" at any time prior to the Expiration Date.

      5. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes which are tendered for exchange in column (4) of the box entitled "Description of Old Notes," as more fully described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Notes, will be sent to the Holders (unless otherwise indicated in the appropriate box on this Letter of Transmittal) as promptly as practicable after the expiration or termination of the Exchange Offer.

         6. SIGNATURES ON THIS LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND ENDORSEMENTS.

      (a) The signature(s) of the Holder on this Letter of Transmittal must correspond with the name(s) as written on the face of the Old Notes without alternation, enlargement or any change whatsoever.

      (b) If tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      (c) If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

      (d) When this Letter of Transmittal is signed by the Holder listed and transmitted hereby, no endorsements of Old Notes or bond powers are required. If, however, Old Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the Holder, then the Old Notes transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Company, in either case signed exactly as the name(s) of the Holder(s) appear(s) on the Old Notes. Signatures on such Old Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution). See Instruction 1.

      (e) If this Letter of Transmittal or Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

      (f) If this Letter of Transmittal is signed by a person other than the Holder listed, the Old Notes must be endorsed or accompanied by a properly completed bond power, in either case signed by such Holder exactly as the name(s) of the Holder appear(s) on the certificates. Signatures on such Old Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

      7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the Holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

      8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the Exchange Notes are to be issued, or if any Old Notes not tendered for exchange are to be issued or sent to someone other than the Holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not accepted be credited to such account maintained at DTC as such Holder may designate.

      9. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

      10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, amend or modify certain of the specified conditions as described under "The Exchange Offer -- Conditions to the Exchange Offer" in the Prospectus in the case of any Old Notes tendered (except as otherwise provided in the Prospectus).

      11. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated herein for further instructions.

      12. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Requests for information, questions related to the procedures for tendering or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

      IMPORTANT: EXCEPT FOR HOLDERS TENDERING OLD NOTES THROUGH ATOP, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER

REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                              IMPORTANT INFORMATION

      Under current federal income tax law, a Holder whose tendered Old Notes are accepted for exchange may be subject to backup withholding unless the Holder provides the Company (as payor), through the Exchange Agent, with either (i) such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such Holder is an individual, the TIN is such Holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the Holder may be subject to certain penalties imposed by the Internal Revenue Service.

      Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

      If backup withholding applies, the Company is required to withhold 31% of any payment made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

      The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Notes. If the Old Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.


                                  PAYOR'S NAME: WELLS FARGO BANK MINNESOTA, N.A.

---------------------------------------------------- -------------------------------------- -----------------------------------
                    SUBSTITUTE                       PART 1 -- PLEASE PROVIDE YOUR TIN IN         Social Security Number
                     FORM W-9                        THE BOX AT RIGHT AND CERTIFY BY                        OR
DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE  SIGNING AND DATING BELOW                 Employer Identification Number
---------------------------------------------------- -------------------------------------- -----------------------------------
PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER   PART 2 -- Certification Under                      PART 3 --
              (TIN) AND CERTIFICATION                Penalties of Perjury, I certify that:
                                                                                                  Awaiting TIN    /   /
                                                     (1) The number shown on
                                                     this form is my current
                                                     taxpayer identification
                                                     number (or I am waiting for
                                                     a number to be issued to
                                                     me) and

                                                     (2) I am not subject to
                                                     backup withholding either
                                                     because I have not been
                                                     notified by the Internal
                                                     Revenue Service (the "IRS")
                                                     that I am subject to backup
                                                     withholding as a result of
                                                     failure to report all
                                                     interest or dividends, or
                                                     the IRS has notified me
                                                     that I am no longer subject
                                                     to backup withholding.
---------------------------------------------------- --------------------------------------------------------------------------

                                                    Certification instructions--You must cross out item
                                                    (2) in Part 2 above if you have been notified by the
                                                    IRS that you are subject to backup withholding
                                                    because of underreporting interest or dividends on
                                                    your tax return. However, if after being notified by
                                                    the IRS that you are subject to backup withholding
                                                    you receive another notification from the IRS stating
                                                    that you are no longer subject to backup withholding,
                                                    do not cross out item (2).

                                                    Signature_____________________________________________

                                                    Date__________________________________________________

                                                    Name__________________________________________________

                                                    Address_______________________________________________

                                                    City, State  Zip Code_________________________________
---------------------------------------------------- --------------------------------------------------------------------------

--------------------------------------------------------------------------------
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------

                 PAYOR'S NAME: WELLS FARGO BANK MINNESOTA, N.A.
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

             Signature                                           Date

--------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.